Credit Suisse First Boston ABSC 2004-HE9 3,222 records

Pool Data

Deal Ticker:

Pool Summary		North California		Classification	Total	Check
Total Issue Balance (USD)		% of State	23.64	Mortgage Type	610,210,724	_
Original Mortgage Pool Balance (USD)	610,285,077	WA FICO	646	Loan-to-Value	610,210,724	_
Current Mortgage Pool Balance (USD)	610,210,724	- Minimum FICO	500	FICO	610,210,724	_
Total Number of Loans	3,222	- Maximum FICO	789	Purpose	610,210,724	_
Average Loan Balance (USD)	189,389	WA LTV	83.01	Occupancy	610,210,724	_
1st lien (%age)	91.5%	- Minimum LTV	37.5	Loan Balance	610,210,724	_
2nd lien (%age)	8.5%	- Maximum LTV	100	Property Type	610,210,724	_
WA FICO	636	Highest Zip-Code Density (% of State)	94547	Documentation Type	610,210,724	_
- Minimum FICO	500	Zip-Code with Highest Density	0.0422	Fixed Period	610,210,724	_
- Maximum FICO	804			Debt-to-Income Ratio	610,210,724	_
WA LTV	82.5%	South California		Geographic Distributi	610,210,724	_
- Minimum LTV	20.8%	% of State	76.36
- Maximum LTV	100.0%	WA FICO	644	Per Annum Fees
WA DTI	40.5%	Minimum FICO	502	Servicer Fees
- Minimum DTI	4.0%	Maximum FICO	803	Cost of Carry
- Maximum DTI	60.0%	WA LTV	81.01
WA Age (Months)	2	Minimum LTV	20.8
WA Remaining Term (Months)	341	Maximum LTV	100
Aquired Loans		Highest Zip-Code Density (% of State)	91342
North California (% of Pool)	12.7%	Zip-Code with Highest Density	1.41
South California (% of Pool)	40.9%

Mortgage Type	WA LTV		WA FICO	Balance
2/28 ARM		82%	621		351,256,487
2/28 ARM IO		81%	677		100,885,195
3/27 ARM		82%	612		17,491,338
5/25 ARM		82%	626		9,313,546
5/25 ARM IO		79%	679		8,206,550
6 Month Libor		86%	641		1,054,875
Balloon(30/15)		99%	667		49,805,787
Fixed - 15Yr		81%	644		6,812,879
Fixed - 20Yr		86%	622		400,033
Fixed - 25Yr		76%	701		434,976
Fixed - 30Yr		77%	634		64,549,058

	LTV	WA LTV		WA FICO	Balance
0.01-20.00			0%	-		-
20.01-25.00			23%	622		640,000
25.01-30.00			28%	537		408,968
30.01-35.00			32%	696		169,000
35.01-40.00			38%	601		1,180,000
40.01-45.00			43%	610		1,824,682
45.01-50.00			48%	592		2,337,641
50.01-55.00			53%	596		6,098,039
55.01-60.00			58%	591		6,687,737
60.01-65.00			63%	598		9,265,983
65.01-70.00			69%	588		24,156,996
70.01-75.00			74%	602		36,476,106
75.01-80.00			80%	654		289,971,632
80.01-85.00			84%	593		52,765,848
85.01-90.00			90%	624		73,018,252
90.01-95.00			95%	632		48,630,964
95.01-100.00			100%	667		56,578,877

	FICO	WA LTV		WA FICO	Balance
321 - 340			0%	-		-
341 - 360			0%	-		-
361 - 380			0%	-		-
381 - 400			0%	-		-
401 - 420			0%	-		-
421 - 440			0%	-		-
441 - 460			0%	-		-
461 - 480			0%	-		-
481 - 500			76%	500		871,101
501 - 520			77%	512		16,060,218
521 - 540			77%	530		24,060,377
541 - 560			79%	552		28,284,511
561 - 580			81%	571		41,432,087
581 - 600			81%	590		62,764,251
601 - 620			82%	611		69,632,651
621 - 640			83%	631		71,924,827
641 - 660			84%	650		83,018,996
661 - 680			84%	670		74,178,686
681 - 700			84%	689		46,471,190
701 - 720			84%	710		42,128,501
721 - 740			84%	730		20,631,059
741 - 760			83%	751		12,690,418
761 - 780			84%	768		10,868,272
781 - 800			83%	787		4,898,080
801 - 820			83%	803		295,500
> 820			0%	-		-
Unknown			0%	-		-

	LTV	MIG%		WA FICO	Balance with MIG
0.01-20.00			0%	0		0
20.01-25.00			0%	622		0
25.01-30.00			0%	537		0
30.01-35.00			0%	696		0
35.01-40.00			0%	601		0
40.01-45.00			0%	610		0
45.01-50.00			0%	592		0
50.01-55.00			0%	596		0
55.01-60.00			0%	591		0
60.01-65.00			0%	598		0
65.01-70.00			0%	588		0
70.01-75.00			0%	602		0
75.01-80.00			0%	654		0
80.01-85.00			0%	593		0
85.01-90.00			0%	624		0
90.01-95.00			0%	632		0
95.01-100.00			0%	667		0

	Purpose	WA LTV		WA FICO	Balance
Purchase			84%	663		290,519,668
Cash-Out/Refinancing			81%	613		240,909,913
Refinancing			81%	609		78,781,143

	Occupancy	WA LTV		WA FICO	Balance
Owner			82%	634		570,991,888
Investment			82%	650		23,039,899
2nd Home			85%	677		16,178,938

	Loan Balance	WA LTV		WA FICO	Balance
<$200,000			85%	632		193,318,620
<$400,000			81%	636		267,399,747
<$600,000			81%	643		112,881,061
>$600,000			79%	639		36,611,296

Property Type	WA LTV		WA FICO	Balance
Single Family Detached		82%	633		438,644,425
Condominium		84%	651		55,930,047
Duplex		83%	644		24,286,904
Triplex		75%	650		5,078,215
PUD SF Detached		84%	633		64,823,132
PUD Project Attached		83%	652		12,751,206
Single family 4 unit		81%	656		4,685,573
Manufactured Housing		77%	646		3,252,889
2-4 Family		75%	591		758,333

Documentation Type	WA LTV		WA FICO	Balance
Full Documentation		83%	621		267,522,470
Streamlined-Stated (PITI Verified)		84%	678		146,354,032
Stated Documentation		77%	623		96,583,570
Limited Documentation		84%	624		51,301,333
Lite Documentation		83%	634		25,557,189
Full Alternative Documentation		85%	628		22,892,130

Fixed Period (Months)	WA LTV		WA FICO	Balance
1		86%	648		122,002,733
3		0%	-		-
6		86%	641		1,054,875
12		0%	-		-
24		81%	633		452,141,682
36		82%	612		17,491,338
60		81%	651		17,520,096
84		0%	-		-
>=120		0%	-		-

	DTI	WA LTV		WA FICO	Balance
0.01 - 5.00			89%	527		404,962
5.01 - 10.00			86%	640		2,696,569
10.01 - 15.00			84%	645		4,721,096
15.01 - 20.00			82%	654		11,363,355
20.01 - 25.00			80%	627		19,080,552
25.01 - 30.00			82%	635		42,708,326
30.01 - 35.00			82%	643		76,539,329
35.01 - 40.00			82%	636		107,049,565
40.01 - 45.00			83%	642		155,135,475
45.01 - 50.00			83%	633		140,640,722
50.01 - 55.00			84%	617		39,815,365
> 55.00			85%	611		10,055,409
Unknown

	Geographic Distribution	WA LTV		WA FICO	Balance
AK			0%	-			-
AL			88%	648		173,558
AR			92%	608		300,900
AS			0%	-			-
AZ			84%	651		9,975,616
CA			81%	644		327,090,085
CO			86%	628		4,319,390
CT			85%	608		8,910,881
CZ			0%	-			-
DC			80%	644		3,805,100
DE			85%	644		104,000
FL			84%	634		23,949,680
GA			83%	642		4,986,199
GU			0%	-			-
HI			0%	-			-
IA			78%	604		288,783
ID			78%	595		2,100,646
IL			86%	626		22,163,793
IN			88%	606		1,747,057
KS			90%	641		686,003
KY			90%	637		681,610
LA			84%	608		5,596,232
MA			83%	616		8,950,287
MD			84%	623		23,555,006
ME			74%	577		463,753
MI			84%	602		5,681,301
MN			88%	634		632,016
MO			85%	615		2,629,598
MS			88%	604		1,119,950
MT			76%	623		1,322,915
NC			85%	618		3,981,299
ND			0%	-			-
NE			0%	-			-
NH			81%	642		1,993,743
NJ			81%	623		23,004,239
NM			79%	628		1,154,993
NV			83%	646		11,104,161
NY			82%	632		34,850,169
OH			91%	590		1,685,619
OK			84%	645		1,195,458
OR			83%	620		1,419,579
OT			0%	-			-
PA			84%	617		7,054,046
PR			0%	-			-
RI			79%	641		2,695,521
SC			87%	587		1,814,769
SD			0%	-			-
TN			86%	600		3,095,104
TT			0%	-			-
TX			84%	638		23,264,083
UT			84%	621		1,792,750
VA			83%	628		19,127,541
VI			0%	-			-
VT			84%	636		104,000
WA			84%	616		6,855,499
WI			86%	610		1,951,428
WV			95%	603		618,613
WY			95%	552		213,750

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).  This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith.  It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above.  A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance.  Opinions and estimates may be changed without notice.  The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness.  This material does not purport to contain all of the information that an interested party may desire.  In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these material and of the data set forth in them.  Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors.  CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof.  Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved.  The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer.  Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.